Exhibit 25.2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)        ☐

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

400 South Hope Street Suite 500 Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

PENSKE AUTOMOTIVE GROUP, INC.

(Exact name of obligor as specified in its charter)

Delaware	22-3086739
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

ATC CHATTANOOGA, LLC	Delaware	38-3944558

ATC KNOXVILLE, LLC	Delaware	36-4798298

ATC REALTY INVESTMENTS, LLC	Oklahoma	46-1057967

ATC WEST TEXAS, LLC	Delaware	38-3933090

ATLANTIC AUTO FUNDING CORPORATION	Delaware	16-1480801

ATLANTIC AUTO SECOND FUNDING CORPORATION	Delaware	16-1502671

ATLANTIC AUTO THIRD FUNDING CORPORATION	Delaware	16-1505549

AUTO MALL PAYROLL SERVICES, INC.	Florida	65-0168491

AUTOMOTIVE MEDIA HOLDINGS, LLC	Delaware	27-0487960

BOWEN REALTY INVESTMENTS, LLC	Oklahoma	73-1199575

BRETT MORGAN CHEVROLET-GEO, INC.	Delaware	62-1666250

CENTRAL FORD CENTER, INC.	Arkansas	71-0472936

CJNS, LLC	Delaware	86-1024936

CLASSIC AUTO GROUP, INC.	New Jersey	22-3115638

CLASSIC ENTERPRISES, LLC	Delaware	22-3115638

CLASSIC IMPORTS, INC.	New Jersey	22-3528527

CLASSIC MANAGEMENT COMPANY, INC.	New Jersey	22-3271563

CLASSIC MOTOR SALES, LLC	Delaware	22-3555425

CLASSIC NISSAN OF TURNERSVILLE, LLC	Delaware	52-2097845

CLASSIC OLDSMOBILE-PONTIAC-GMC TRUCK, LTD.	Texas	74-2355160

CLASSIC SPECIAL ADVERTISING, INC.	Texas	74-2821777

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

CLASSIC SPECIAL AUTOMOTIVE GP, LLC	Texas	74-2974762

CLASSIC SPECIAL AUTOMOTIVE, LTD.	Texas	74-2974762

CLASSIC SPECIAL HYUNDAI, LTD.	Texas	74-2974736

CLASSIC SPECIAL, LLC	Texas	74-2974736

CLASSIC TURNERSVILLE, INC.	New Jersey	22-3523436

COUNTY AUTO GROUP PARTNERSHIP	New Jersey	13-3678489

COVINGTON PIKE DODGE, INC.	Delaware	62-1470261

CYCLE HOLDINGS, LLC	Delaware	26-1860955

D. YOUNG CHEVROLET, LLC	Delaware	35-2035177

DAN YOUNG CHEVROLET, INC.	Indiana	35-1123225

DAN YOUNG MOTORS, LLC	Delaware	35-2035179

DANBURY AUTO PARTNERSHIP	Connecticut	06-1349205

DEALER ACCESSORIES, LLC	Delaware	26-0111056

DIFEO CHRYSLER PLYMOUTH JEEP EAGLE PARTNERSHIP	New Jersey	22-3186252

DIFEO HYUNDAI PARTNERSHIP	New Jersey	22-3186280

DIFEO LEASING PARTNERSHIP	New Jersey	22-3193493

DIFEO NISSAN PARTNERSHIP	New Jersey	22-3186257

DIFEO PARTNERSHIP, LLC	Delaware	22-3145559

DIFEO TENAFLY PARTNERSHIP	New Jersey	22-3186285

eCARSHOP, LLC	Delaware	none

EUROPA AUTO IMPORTS, INC.	California	95-2305855

FLORIDA CHRYSLER PLYMOUTH, INC.	Florida	59-2676162

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

FRN OF TULSA, LLC	Delaware	74-2870051

GENE REED CHEVROLET, INC.	South Carolina	57-0714181

GMG MOTORS, INC.	California	95-2691214

GOODSON NORTH, LLC	Delaware	74-2962022

GOODSON SPRING BRANCH, LLC	Delaware	74-2962017

HBL, LLC	Delaware	38-3635872

HILL COUNTRY IMPORTS, LTD.	Texas	74-2585314

HT AUTOMOTIVE, LLC	Delaware	41-2251059

HUDSON MOTORS PARTNERSHIP	New Jersey	22-3186282

KMT/UAG, INC.	California	95-3189650

LANDERS AUTO SALES, LLC	Delaware	84-1664308

LANDERS BUICK-PONTIAC, INC.	Arkansas	71-0765000

LANDERS FORD NORTH, INC.	Arkansas	71-0833592

LATE ACQUISITION I, LLC	Delaware	33-1011098

LATE ACQUISITION II, LLC	Delaware	33-1011096

MICHAEL CHEVROLET-OLDSMOBILE, INC.	South Carolina	57-0917132

MOTORCARS ACQUISITION III, LLC	Delaware	38-3526235

MOTORCARS ACQUISITION IV, LLC	Delaware	38-3569545

MOTORCARS ACQUISITION V, LLC	Delaware	87-0721680

MOTORCARS ACQUISITION VI, LLC	Delaware	86-1121782

MOTORCARS ACQUISITION, LLC	Delaware	38-3526432

NATIONAL CITY FORD, INC.	Delaware	33-0834429

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

OCT PARTNERSHIP	New Jersey	22-3248303

PAG ACQUISITION 27, LLC	Delaware	27-0398643

PAG ACQUISITION 28, LLC	Delaware	27-0398588

PAG ACQUISITION 61, LLC	Delaware	none

PAG ACQUISITION 62, LLC	Delaware	none

PAG ACQUISITION 63, LLC	Delaware	none

PAG ACQUISITION 64, LLC	Delaware	none

PAG ACQUISITION 65, LLC	Delaware	none

PAG ACQUISITION 66, LLC	Delaware	none

PAG ANNAPOLIS JL1, LLC	Delaware	46-3695869

PAG ARKANSAS F1, LLC	Delaware	45-3265105

PAG ARKANSAS F2, LLC	Delaware	45-4552146

PAG ATLANTA MANAGEMENT, LLC.	Delaware	13-3865530

PAG AUSTIN H1, LLC	Delaware	none

PAG AUSTIN L1, LLC	Delaware	83-1863142

PAG ARIZONA CS, LLC	Delaware	none

PAG AZ PROPERTIES, LLC	Delaware	26-1377262

PAG BEDFORD A1, LLC	Delaware	27-3969879

PAG BEDFORD P1, LLC	Delaware	27-3969933

PAG BEDFORD PROPERTIES, LLC	Delaware	none

PAG CHANDLER JLR, LLC	Delaware	none

PAG CHANTILLY M1, LLC	Delaware	26-1377251

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

PAG CHANTILLY P1, LLC	Delaware	83-4583556

PAG CLOVIS T1, INC.	Delaware	26-1857570

PAG CONNECTICUT LR1, LLC	Delaware	47-2218165

PAG CYCLES MI, LLC	Delaware	46-3817133

PAG DAVIE P1, LLC	Delaware	46-3687094

PAG DELAWARE CS, LLC	Delaware	none

PAG DISTRIBUTOR S1, LLC	Delaware	87-0766681

PAG EAST, LLC	Delaware	35-2036025

PAG EDISON B1, LLC	Delaware	46-2906028

PAG GOODYEAR F1, LLC	Delaware	86-1024935

PAG GREENWICH B1, LLC	Delaware	46-4359670

PAG GREENWICH HOLDINGS, LLC	Delaware	46-4033557

PAG INTERNATIONAL SERVICES, LLC	Delaware	46-4042748

PAG INVESTMENTS, LLC	Delaware	27-5082711

PAG LEANDER H1, LLC	Delaware	none

PAG MADISON L1, LLC	Delaware	46-0992715

PAG MADISON T1, LLC	Delaware	46-0983205

PAG MARIN M1, INC.	Delaware	27-4171554

PAG MARYLAND CS, LLC	Delaware	none

PAG MCALLEN H1, LLC	Delaware	46-3643632

PAG MCALLEN T1, LLC	Delaware	46-3655017

PAG MENTOR A1, INC.	Ohio	34-1403202

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

PAG MICHIGAN HOLDINGS, LLC	Delaware	30-0193048

PAG NEW JERSEY A1, LLC	Delaware	47-5025018

PAG NEW JERSEY CS, LLC	Delaware	81-2315006

PAG NEW JERSEY JL1, LLC	Delaware	47-5068848

PAG NEW JERSEY JL2, LLC	Delaware	81-4966517

PAG NEW JERSEY JL3, LLC	Delaware	none

PAG NEW JERSEY P1, LLC	Delaware	47-5038322

PAG NORTH ORANGE A1, INC.	Delaware	none

PAG NORTH SCOTTSDALE BE, LLC	Delaware	26-1363608

PAG NORTH SCOTTSDALE M1, LLC	Delaware	none

PAG NORTH SCOTTSDALE PP1, LLC	Delaware	none

PAG NORTHERN CALIFORNIA MANAGEMENT, INC.	Delaware	27-1068131

PAG ONTARIO B1, INC.	Delaware	46-0738871

PAG ORANGE COUNTY L1, INC.	Delaware	47-4863566

PAG ORANGE COUNTY MANAGEMENT COMPANY, INC.	Delaware	45-3981423

PAG ORANGE COUNTY RR1, INC.	Delaware	45-4896142

PAG ORANGE COUNTY S1, INC.	Delaware	47-0957524

PAG ORLANDO GENERAL, LLC	Delaware	26-1207380

PAG ORLANDO LIMITED, LLC	Delaware	26-1206643

PAG ORLANDO PARTNERSHIP, LTD.	Florida	26-1340023

PAG PENNSYLVANIA CS, LLC	Delaware	81-2338272

PAG ROSWELL B1, LLC	Delaware	81-4497213

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

PAG SAN FRANCISCO N1, INC.	Delaware	27-3979807

PAG SANTA ANA AVW, INC.	Delaware	27-1339782

PAG SANTA ANA B1, INC.	Delaware	45-2267865

PAG SURPRISE T1, LLC	Delaware	46-2042352

PAG TEMPE M1, LLC	Delaware	26-1377292

PAG TEXAS MANAGEMENT COMPANY, LLC	Delaware	45-3981193

PAG TURNERSVILLE AU, LLC	Delaware	26-4426061

PAG VIRGINIA CS, LLC	Delaware	none

PAG WASHINGTON A1, LLC	Delaware	81-2292613

PAG WEST ACQUISITION 9, INC.	Delaware	none

PAG WEST BAY MIT, LLC	Delaware	27-3042965

PAG WEST, LLC	Delaware	13-3914611

PALM AUTO PLAZA, LLC	Delaware	65-1272503

PEACHTREE NISSAN, INC.	Georgia	58-1273321

PENSKE CAR RENTAL (DT) MEMPHIS, LLC	Delaware	32-0442689

PENSKE CAR RENTAL HOLDINGS, LLC	Delaware	46-0788554

PENSKE CAR RENTAL INDIANA, LLC	Delaware	80-0877574

PENSKE CAR RENTAL MEMPHIS, LLC	Delaware	35-2452611

PENSKE COMMERCIAL VEHICLES US, LLC	Delaware	46-2758677

PETER PAN MOTORS, INC.	California	94-1747384

PMRC, LLC	Delaware	22-3881752

PTG OF IDAHO, LLC	Delaware	84-1953882

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

PTG OF UTAH, LLC	Delaware	84-1943235

RELENTLESS PURSUIT ENTERPRISES, INC.	California	93-1008771

SA AUTOMOTIVE, LTD.	Arizona	86-0583813

SAU AUTOMOTIVE, LTD.	Arizona	86-0839423

SCOTTSDALE 101 MANAGEMENT, LLC	Delaware	26-1363820

SCOTTSDALE FERRARI, LLC	Arizona	86-0981831

SCOTTSDALE MANAGEMENT GROUP, LTD.	Arizona	86-0573438

SCOTTSDALE PAINT & BODY, LLC	Delaware	26-1363898

SDG AUTOMOTIVE INVESTMENTS, LLC	Ohio	20-1680626

SIGMA MOTORS INC.	Arizona	86-1047752

SINGLE SOURCE TRUCK PARTS, LLC	Delaware	none

SK MOTORS, LLC	Delaware	32-0212884

SL AUTOMOTIVE, LLC	Delaware	38-3763696

SOMERSET MOTORS PARTNERSHIP	New Jersey	22-3186283

SOMERSET MOTORS, INC.	New Jersey	22-2986160

SUN MOTORS, LLC	Delaware	30-0438071

TAMBURRO ENTERPRISES, INC.	Nevada	88-0485938

THE AROUND THE CLOCK FREIGHTLINER GROUP, LLC	Oklahoma	73-1199515

UAG ARKANSAS FLM, LLC	Delaware	87-0766675

UAG ATLANTA H1, LLC	Delaware	30-0282545

UAG ATLANTA IV MOTORS, LLC	Georgia	58-1092076

UAG CAPITOL, INC.	Delaware	76-0759095

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

UAG CAROLINA, INC.	Delaware	13-3959601

UAG CENTRAL NJ, LLC	Delaware	90-0131625

UAG CENTRAL REGION MANAGEMENT, LLC	Indiana	38-3537233

UAG CHANTILLY AU, LLC	Delaware	87-0766680

UAG CHCC, INC.	New Jersey	22-2990922

UAG CHEVROLET, INC.	New Jersey	22-2762327

UAG CITRUS MOTORS, LLC	Delaware	59-3525335

UAG CLASSIC, INC.	Delaware	13-3987807

UAG CLOVIS, INC.	Delaware	76-0759096

UAG CONNECTICUT, LLC	Delaware	06-1589742

UAG DULUTH, INC.	Texas	58-1786146

UAG EAST, LLC	Delaware	13-3944970

UAG ESCONDIDO A1, INC.	Delaware	20-3697398

UAG ESCONDIDO H1, INC.	Delaware	20-3697348

UAG ESCONDIDO M1, INC.	Delaware	20-3697423

UAG FAYETTEVILLE I, LLC	Delaware	71-0858576

UAG FAYETTEVILLE II, LLC	Delaware	71-0858577

UAG FAYETTEVILLE III, LLC	Delaware	71-0858578

UAG FINANCE COMPANY, INC.	Delaware	13-3953915

UAG GRACELAND II, INC.	Delaware	13-3991339

UAG HOUSTON ACQUISITION, LTD.	Texas	38-3542915

UAG HUDSON CJD, LLC	Delaware	87-0766678

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

UAG HUDSON, INC.	New Jersey	22-1919268

UAG INTERNATIONAL HOLDINGS, INC.	Delaware	51-0393682

UAG KISSIMMEE MOTORS, LLC	Delaware	58-2361341

UAG LANDERS SPRINGDALE, LLC	Delaware	71-0846659

UAG LOS GATOS, INC.	Delaware	76-0759098

UAG MARIN, INC.	Delaware	76-0759100

UAG MEMPHIS II, INC.	Delaware	62-1722683

UAG MEMPHIS IV, INC.	Delaware	62-1722679

UAG MEMPHIS MANAGEMENT, INC.	Delaware	62-1722677

UAG MENTOR ACQUISITION, LLC	Delaware	38-3553602

UAG MICHIGAN CADILLAC, LLC	Delaware	38-3543705

UAG MICHIGAN H1, LLC	Delaware	42-1539792

UAG MICHIGAN PONTIAC-GMC, LLC	Delaware	38-3543709

UAG MICHIGAN T1, LLC	Delaware	38-3543711

UAG MICHIGAN TMV, LLC	Delaware	38-3544903

UAG MINNEAPOLIS B1, LLC	Delaware	76-0819658

UAG NANUET II, LLC	Delaware	22-3784978

UAG NORTHEAST, LLC	Delaware	13-3914694

UAG REALTY, LLC	Delaware	38-3543708

UAG ROYAL PALM M1, LLC	Delaware	06-1774003

UAG ROYAL PALM, LLC	Delaware	80-0072974

UAG SAN DIEGO A1, INC.	Delaware	20-3697335

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

UAG SAN DIEGO AU, INC.	Delaware	20-3955972

UAG SAN DIEGO H1, INC.	Delaware	20-3697304

UAG SAN DIEGO MANAGEMENT, INC.	Delaware	20-3955897

UAG STEVENS CREEK II, INC.	Delaware	47-0957526

UAG TEXAS II, INC.	Delaware	13-3933083

UAG TEXAS, LLC	Delaware	13-3933080

UAG TULSA HOLDINGS, LLC	Delaware	51-0410923

UAG TURNERSVILLE REALTY, LLC	Delaware	38-3543708

UAG VK, LLC	Delaware	38-3590846

UAG WEST BAY AM, LLC	Delaware	61-1442389

UAG WEST BAY FM, LLC	Delaware	86-1088680

UAG WEST BAY IA, LLC	Delaware	30-0150593

UAG WEST BAY IAU, LLC	Delaware	61-1442390

UAG WEST BAY IB, LLC	Delaware	35-2196049

UAG WEST BAY II, LLC	Delaware	38-3672787

UAG WEST BAY IL, LLC	Delaware	30-0150590

UAG WEST BAY IM, LLC	Delaware	37-1458215

UAG WEST BAY IN, LLC	Delaware	04-3805793

UAG WEST BAY IP, LLC	Delaware	32-3360132

UAG WEST BAY IV, LLC	Delaware	32-0060125

UAG WEST BAY IW, LLC	Delaware	36-4521984

UAG YOUNG II, INC.	Delaware	13-3985679

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

UAG-CARIBBEAN, INC.	Delaware	13-3980142

UNITED AUTO LICENSING, LLC	Delaware	38-3556189

UNITED AUTO SCOTTSDALE PROPERTY HOLDINGS, LLC	Delaware	86-1123497

UNITED AUTOCARE PRODUCTS, LLC	Delaware	13-3922210

UNITED NISSAN, INC.	Georgia	58-2038392

UNITED NISSAN, INC.	Tennessee	62-0790848

UNITED RANCH AUTOMOTIVE, LLC	Delaware	86-1008720

UNITEDAUTO DODGE OF SHREVEPORT, INC.	Delaware	72-1393145

UNITEDAUTO FIFTH FUNDING, INC.	Delaware	16-1549850

UNITEDAUTO FINANCE, INC.	Delaware	16-1456003

UNITEDAUTO FOURTH FUNDING INC.	Delaware	16-1543345

WEST PALM AUTO MALL, INC.	Florida	65-0050208

WEST PALM NISSAN, LLC	Delaware	06-1773996

WESTBURY SUPERSTORE, LTD.	New York	11-2983989

WTA MOTORS, LTD.	Texas	33-1011102

YOUNG MANAGEMENT GROUP, INC.	Indiana	35-1897920

2555 Telegraph Road Bloomfield Hills, Michigan (Address of principal executive offices)	48302 (Zip code)

Subordinated Debt Securities
and Subsidiary Guarantees of Subordinated Debt Securities
(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

(b)                                 Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                      A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.
333-121948).

3.                                      A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.
333-152875).

4.                                      A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-229762).

6.                                      The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 8th day of November, 2019.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Valere Boyd
	Name:	Valere Boyd
	Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business September 30, 2019, published in accordance with Federal regulatory authority instructions.

		Dollar amounts
		in thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		2,683
Interest-bearing balances		209,168
Securities:
Held-to-maturity securities		0
Available-for-sale securities		171,210
Equity securities with readily determinable fair values not held for trading		0
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold		0
Securities purchased under agreements to resell		0
Loans and lease financing receivables:
Loans and leases held for sale		0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets		0
Premises and fixed assets (including capitalized leases)		24,228
Other real estate owned		0
Investments in unconsolidated subsidiaries and associated companies		0
Direct and indirect investments in real estate ventures		0

Intangible assets		856,313
Other assets		96,903
Total assets		$1,360,505

1

LIABILITIES

Deposits:
In domestic offices		2,897
Noninterest-bearing	2,897
Interest-bearing.	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased		0
Securities sold under agreements to repurchase		0
Trading liabilities		0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)		19,424
Not applicable
Not applicable
Subordinated notes and debentures		0
Other liabilities		229,299
Total liabilities		251,620
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus		0
Common stock		1,000
Surplus (exclude all surplus related to preferred stock)		323,878
Not available
Retained earnings		783,657
Accumulated other comprehensive income		350
Other equity capital components		0
Not available
Total bank equity capital		1,108,885
Noncontrolling (minority) interests in consolidated subsidiaries		0
Total equity capital		1,108,885
Total liabilities and equity capital		1,360,505

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty )	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President )
Michael P. Scott, Managing Director	)	Directors (Trustees)
Kevin P. Caffrey, Managing Director	)

2